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                                                                   EXHIBIT 10.30

DRAFT



                              Twinlab Corporation

                           1996 STOCK INCENTIVE PLAN
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                               Table of Contents
                               -----------------


                                                                   Page
                                                                   ----
                                   ARTICLE I

                                    GENERAL

1.1  Purpose......................................................  1
1.2  Administration...............................................  1
1.3  Persons Eligible for Awards..................................  3
1.4  Types of Awards Under Plan...................................  3
1.5  Shares Available for Awards..................................  3
1.6  Adjustments Upon Changes in Capitalization or
     Merger.......................................................  4
1.7  Definitions of Certain Terms.................................  6

                                   ARTICLE II

                             AWARDS UNDER THE PLAN

2.1  Agreements Evidencing Awards.................................  10
2.2  Grant of Stock Options and Stock Appreciation
     Rights.......................................................  10
2.3  Exercise of Options and Stock Appreciation
     Rights.......................................................  13
2.4  Termination of Employment; Death.............................  16
2.5  Grant of Restricted Stock....................................  19
2.6  Grant of Performance Shares..................................  20
2.7  Tax Withholding..............................................  21

                                  ARTICLE III

                                 MISCELLANEOUS

 3.1  Amendment of the Plan; Modification
      of Awards...................................................  23
 3.2  Restrictions................................................  24
 3.3  Nonassignability............................................  25
 3.4  Requirement of Notification of Election
      Under Section 83(b) of the Code.............................  25
 3.5  Requirement of Notification Upon
      Disqualifying Disposition Under
      Section 421(b) of the Code..................................  26
 3.6  Right of Discharge Reserved.................................  26


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                                                                   Page
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 3.7  Nature of Payments..........................................  26
 3.8  Non-Uniform Determinations..................................  27
 3.9  Other Payments or Awards....................................  27
 3.10 Section Headings............................................  28
 3.11 Effective Date and Term of Plan.............................  28
 3.12 Governing Law...............................................  28

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                                   ARTICLE I

                                    GENERAL
1.1  Purpose
     -------

     The purpose of the Twinlab Corporation 1996 Stock Incentive Plan (the "Plan") is to provide for employees and prospective employees (including officers) of, and consultants to, Twinlab Corporation and its subsidiaries (the "Company") an incentive (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company, and (c) to acquire a proprietary interest in the success of the Company.

1.2  Administration
     --------------

     1.2.1 Subject to Section 1.2.6, the Plan shall be administered by the Stock Option Committee (the "Committee") of the board of directors (the "Board") of Twinlab Corporation ("Twinlab"), which shall consist of not less than two directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), the Committee shall consist solely of "non-employee directors" as defined under Rule 16b-3.

     1.2.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the
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Plan and any Plan Agreements executed pursuant to Section 2.1, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to make all determinations necessary or advisable in administering the Plan, (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (f) to amend the Plan to reflect changes in applicable law.

     1.2.3 Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

     1.2.4 The determination of the Committee on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.

     1.2.5 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

     1.2.6 Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (b) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term "Committee" as used herein shall be deemed to mean the Board.

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1.3  Persons Eligible for Awards
     ---------------------------

     Awards under the Plan may be made to such officers and other employees of the Company, including prospective employees conditioned on their becoming employed, and to such consultants to the Company (collectively, "key persons") as the Committee shall in its sole discretion select. No individuals who are directors of the Company are eligible to receive awards under the Plan.

1.4  Types of Awards Under Plan
     --------------------------

     Awards may be made under the Plan in the form of (a) Incentive Stock Options, (b) nonqualified stock options, (c) stock appreciation rights, (d) restricted stock, and (e) performance shares, all as more fully set forth in
Article II. The term "award" means any of the foregoing. No Incentive Stock Option may be granted to a person who is not an employee of the Company on the date of grant.

1.5  Shares Available for Awards
     ---------------------------

     1.5.1 The total number of shares of the common stock of Twinlab, par value $1.00 per share ("Common Stock"), which may be transferred in satisfaction of awards granted pursuant to the Plan shall not exceed 400,000 shares. Shares available under the Plan may be authorized but unissued Common Stock or authorized and issued Common Stock held in Twinlab's treasury or acquired by Twinlab for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a

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legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.


        1.5.2 Except as provided in this Section 1.5 and in Section 2.2.6, there shall be no limit on the number or the value of the shares of Common Stock that may be transferred to any individual under the Plan.


1.6  Adjustments Upon Changes in Capitalization or Merger
     ----------------------------------------------------


        1.6.1 Subject to any required action by the shareholders of Twinlab, the number of shares of Common Stock covered by each outstanding award, the number of shares of Common Stock which have been authorized for awards under this Plan pursuant to Section 1.5.1, and the price per share of Common Stock covered by each such outstanding award shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by Twinlab; provided, however, that conversion of any convertible securities of Twinlab shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by Twinlab of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no

                                      -4-
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adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an award.


     1.6.2 In the event of the proposed dissolution or liquidation of Twinlab, all outstanding awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, accelerate the date on which any award becomes exercisable or fully vested and/or declare that any award shall terminate as of a specified date.


     1.6.3 In the event of a merger or consolidation ("Merger") of Twinlab with or into any other corporation or entity ("Corporation"), outstanding awards shall be assumed or an equivalent option or right shall be substituted by such successor Corporation or a parent or subsidiary of such successor Corporation, unless the Committee determines, in the exercise of its sole discretion, to accelerate the date on which an outstanding award becomes exercisable or fully vested. In the absence of an assumption or substitution of awards, awards shall, to the extent not exercised, terminate as of the date of the closing of the Merger. For the purposes of this Section 1.6.3, an award shall be considered assumed if, for every share of Common Stock subject thereto immediately prior to the Merger, the grantee has the right, following the Merger, to acquire the consideration received in the Merger transaction by holders of shares of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by

                                      -5-
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the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Merger was not solely common stock of the successor Corporation or its parent, the Committee may, with the consent of the successor Corporation and the participant, provide for the consideration to be acquired pursuant to the award, for each share of Common Stock subject thereto, to be solely common stock of the successor Corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Merger. For purposes hereof, the term "Merger" shall include any transaction in which another corporation acquires all of the issued and outstanding Common Stock.


1.7  Definitions of Certain Terms
     ----------------------------


        1.7.1 The "Fair Market Value" of a share of Common Stock on any day shall be determined as follows:


                (a) If the principal market for the Common Stock (the "Market") is a national securities exchange or the NASDAQ National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

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        (b)  If the Market is the NASDAQ National List, the NASDAQ Supplemental
List or another market, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

        (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Committee.

     1.7.2 The term "Incentive Stock Option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Internal Revenue Code of 1986 (the "Code") or a successor provision thereof, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an Incentive Stock Option shall under no circumstances be considered an Incentive Stock Option. Any option that is not an Incentive Stock Option is referred to herein as a "nonqualified stock option."

     1.7.3 The term "employment" means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee's association with the Company as a consultant or otherwise.

                                      -7-
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     1.7.4  A grantee shall be deemed to have a "termination of employment" when he is no longer employed (as an employee, adviser or consultant) by the Company or by a corporation assuming awards in a transaction to which section 425(a) of the Code applies. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan, and (c) when a change in a non-employee's association with the Company constitutes a termination of employment for purposes of the Plan. Such determinations of the Committee shall be final, binding and conclusive.


     1.7.5 The term "Cause," when used in connection with termination of a grantee's employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company. In the absence of such an employment agreement, "Cause" means: (a) conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) conduct related to the grantee's employment for which either criminal or civil penalties against the grantee or the Company may be sought;
(c) material violation of the Company's policies, including, without limitation, those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (d) serious neglect or misconduct in the performance of the grantee's duties for the Company or willful or

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repeated failure or refusal to perform such duties; in each case as determined by the Committee, which determination shall be final, binding and conclusive.

                                      -9-
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                                  ARTICLE II

                             AWARDS UNDER THE PLAN

2.1  Agreements Evidencing Awards
     ----------------------------

        Each award granted under the Plan shall be evidenced by a written agreement ("Plan Agreement") which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2  Grant of Stock Options and Stock Appreciation Rights
     ----------------------------------------------------

        2.2.1 The Committee may grant Incentive Stock Options and nonqualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.

        2.2.2 The Committee may grant stock appreciation rights to such key persons, and in such amounts and subject to such terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation

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right granted in connection with a nonqualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an Incentive Stock Option may be granted only at the time of grant of such option.

     2.2.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (b) the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Committee shall determine in its sole discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

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     2.2.4  Each Plan Agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted.

     2.2.5 Each Plan Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its sole discretion; provided, however, that no Incentive Stock Option (or a stock appreciation right granted in connection with an Incentive Stock Option) shall be exercisable more than 10 years after the date of grant.

     2.2.6 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.


     2.2.7 Notwithstanding the provisions of Sections 2.2.4 and 2.2.5, an Incentive Stock Option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total

                                     -12-
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combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such Incentive Stock Option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the Incentive Stock Option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.3  Exercise of Options and Stock Appreciation Rights
     -------------------------------------------------
        Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

        2.3.1 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right shall be exercisable in five substantially equal installments, the first of which shall become exercisable on the first anniversary of the date of grant and the remaining four of which shall become exercisable, respectively, on the second, third, fourth and fifth anniversaries of the date of grant.

        2.3.2 Unless the applicable Plan Agreement otherwise provides, once an installment becomes exercisable, it shall remain exercisable until expiration, cancellation or termination of the award.

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     2.3.3  Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable. A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

     2.3.4 An option or stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe. In the case of a grantee of a stock appreciation right whose transactions in Common Stock are subject to
Section 16(b) of the 1934 Act, an election to exercise the stock appreciation right in whole or in part shall, to the extent required to conform to Rule 16b-3, be subject to the approval of the Committee.

     2.3.5 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) with the consent of the Committee by delivery of shares of Common Stock acquired at least six months prior to the option exercise date and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the

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Committee and to the extent permitted by law, by such other provision as the
Committee may from time to time prescribe.

     2.3.6 Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company to deliver the certificate(s) to the optionee's stockbroker.

     2.3.7 No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a stockholder of Twinlab with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.6.1, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

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2.4  Termination of Employment; Death
     --------------------------------

        2.4.1 Except to the extent otherwise provided in Section 2.4.2, 2.4.3, 2.4.4, or in the applicable Plan Agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee's employment for any reason (including death).

        2.4.2 If a grantee's employment terminates by reason of the grantee's disability or retirement, then except as otherwise provided in the applicable Plan Agreement, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within one year after employment terminates, but in no event after the expiration date of the award as set forth in the Plan Agreement. The term "disability" for purposes of the preceding sentence has the meaning given to it by section 422(c)(7) of the Code, and the term "retirement" means retirement from the Company at or after attaining age 62 with at least ten (10) years of service with the Company, as determined by the Committee.


        2.4.3 If a grantee dies while employed by the Company or any subsidiary, or after employment termination but during the period in which the grantee's awards are exercisable pursuant to Section 2.4.2, then except as otherwise provided in the applicable Plan Agreement, any outstanding option or

                                     -16-
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stock appreciation right shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (b) exercise must occur by the earlier of the first anniversary of the grantee's death or the expiration date of the award. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 and 3.7 hereof.

     2.4.4 If a grantee's employment is involuntarily terminated by the Company other than for Cause, then except as otherwise provided in the applicable Plan Agreement, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within ninety (90) days after employment terminates, but in no event after the expiration date of the award as set forth in the Plan Agreement.

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

     2.4.5 If at any time within one year after the exercise of all or any portion of an option or stock appreciation right the grantee either (a) is terminated for Cause or (b) engages in any activity determined in the sole discretion of the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any option gain realized by the grantee from exercising such option or stock appreciation right shall be paid by the grantee to the Company upon notice from the Company. For purposes of this Section, "option gain" means the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the option or stock appreciation right over the option exercise price (or the Fair Market Value of a share of Common Stock on the date of grant of the stock appreciation right), multiplied by the number of shares with respect to which the option or stock appreciation right was exercised, without regard to any subsequent decrease or increase in the Fair Market Value of such shares. The Company shall have the right to offset such option gain against any amounts otherwise owed to the grantee by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

2.5  Grant of Restricted Stock
     -------------------------

        2.5.1 The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by executing a Plan Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company by certified or official bank check (or the equivlaent thereof acceptable to the Company) in such amount as the Committee may determine.


        2.5.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue in the grantee's name a certificate or certificates for the shares of Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to the nontransferability restrictions and Company repurchase rights described in Sections 2.5.4 and 2.5.5, and subject also to such other restrictions and conditions as the Committee may in its discretion impose.


        2.5.3 Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the

Company until such shares are free of any restrictions specified in the applicable Plan Agreement.

     2.5.4 Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Plan Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.

     2.5.5 During the 120 days following termination of the grantee's employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee's estate) any amount paid by the grantee for such shares.


2.6  Grant of Performance Shares
     ---------------------------

     2.6.1 The Committee may grant performance share awards to such key persons, and in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion determine, subject to the provisions of the Plan. Such an award shall entitle the grantee to acquire shares of Common Stock, or to be paid the value thereof in cash, as the Committee shall determine, if specified performance goals are met. Performance shares may be awarded independently of or in connection with any other award under the Plan. A grantee shall have no rights with respect to a performance share award unless such grantee accepts the award by executing a Plan Agreement at such time and in such form as the Committee shall determine.

        2.6.2 The grantee of a performance share award will have the rights of a shareholder only as to shares for which a certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

        2.6.3 Except as may otherwise be provided by the Committee at any time prior to termination of employment, the rights of a grantee of a performance share award shall automatically terminate upon the grantee's termination of employment for any reason.

2.7  Tax Withholding
     ---------------

        2.7.1 As a condition to the receipt of any shares of Common Stock or cash payment pursuant to any award or the lifting of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award, the Company shall be entitled to require that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

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

     2.7.2 Unless otherwise specified in the applicable Plan Agreement, the grantee may satisfy the withholding obligation imposed under Section 2.7.1 by electing to have the Company withhold from delivery pursuant to the award shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amounts shall be settled in cash).

                                  ARTICLE III

                                 MISCELLANEOUS

3.1  Amendment of the Plan; Modification of Awards
     ---------------------------------------------

        3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, after the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

        3.1.2 Shareholder approval shall be required with respect to any amendment which increases the aggregate number of shares which may be issued pursuant to Incentive Stock Options or changes the class of employees eligible to receive such options.

        3.1.3 The Committee may amend any outstanding Plan Agreement, including, without limitation, by amendment which would (a) accelerate the time or times at which the award becomes unrestricted or may be exercised, or (b) waive or amend any goals, restrictions or conditions set forth in the Agreement, or (c) extend the scheduled expiration date of the award. However, any such

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amendment (other than an amendment pursuant to Section 1.6.3) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

3.2  Restrictions
     ------------

        3.2.1 If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

        3.2.2 The term "Consent" as used herein with respect to any Plan Action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any

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and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3  Nonassignability
     ----------------

     To the extent necessary to comply with section 422 of the Code and with applicable interpretations of Rule 16b-3, no award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.4  Requirement of Notification of
     Election Under Section 83(b) of the Code
     ----------------------------------------

     If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

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3.5  Requirement of Notification Upon Disqualifying
     Disposition Under Section 421(b) of the Code
     ----------------------------------------------

        Each Plan Agreement with respect to an Incentive Stock Option shall require the grantee to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.


3.6  Right of Discharge Reserved
     ---------------------------

        Nothing in the Plan or in any Plan Agreement shall confer upon any grantee the right to continue in the employ of the Company or affect any right which the Company may have to terminate such employment.

3.7  Nature of Payments
     ------------------

        3.7.1 Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

        3.7.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or

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other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically provides otherwise.

3.8  Non-Uniform Determinations
     --------------------------

        The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan Agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.7.4.

3.9  Other Payments or Awards
     ------------------------

        Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

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3.10  Section Headings
      ----------------
        The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.11  Effective Date and Term of Plan
      -------------------------------

        3.11.1 The Plan was adopted by the Board on July __, 1996, subject to approval by Twinlab's shareholders. All awards under the Plan prior to such shareholder approval are subject in their entirety to such approval.

        3.11.2 Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of Incentive Stock Options shall terminate on July __, 2006 and no Incentive Stock Option awards shall thereafter be made under the Plan. All such awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

3.12  Governing Law
      -------------

        All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

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